Exhibit 99.1

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                            Grayson Bankshares, Inc.
                                Financial Report
                                December 31, 2004


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                   113 West Main Street o Post Office Box 186
                          Independence, Virginia 24348
                                 (276) 773-2811

                           --------------------------


     East Independence                   (276) 773-2811
     Elk Creek                           (276) 655-4011
     Galax                               (276) 238-2411
     Troutdale                           (276) 677-3722
     Sparta                              (336) 372-2811
     Carroll                             (276) 238-8112
     Hillsville                          (276) 728-2810

Message to Shareholders
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Dear Fellow Shareholders,

It is our pleasure to present our 4th Quarter 2004 financial Report to you.

Our total assets are $269,668,938, up $5,804,010 or 2.20% over the previous year. Net loans have increased by $20,757,140, or 11.78%, while deposits increased by $2,840,195, or 1.24%, during the last twelve months. Federal funds sold and investment securities decreased as balances were allocated to funding the increased loan demand.

Stockholder's equity at December 31, 2004 was $26,177,047, representing an increase of $1,576,251, or 6.41% for the year then ended. A fourth quarter dividend of 21 cents per share was declared and paid in December bringing total dividends paid in 2004 to $0.60 per share. The book value of our stock at year end was $15.23 per share.

Net income totaled $766,817 for the three-month period ended December 31, 2004 and $3,241,468 for the year then ended. The slight decrease in the yearly results is due to a decrease in "other income" which was higher in 2003 because of securities gains and a nonrecurring gain realized upon termination of an interest rate swap. An increase in the Bank's net interest margin led to increases in net interest income of 18.87% and 23.86% for the three-month and twelve-month periods ended December 31, 2004, compared to the same periods in 2003.

Thanks to everyone who attended the grand opening of our new Hillsville office on December 17 and helped to make it such a success. We are especially grateful to the many employees who worked so diligently to make the day possible.

As always, we appreciate your support, welcome your comments and the opportunity to serve you.

 Sincerely,


Jacky K. Anderson
President and CEO

Consolidated Balance Sheets
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                                                    December 31,   December 31,
                                                        2004           2003
                                                   ------------    ------------

Assets
   Cash and due from banks                         $  10,032,398   $  11,748,140
   Federal funds sold                                  8,833,069      15,305,544
   Investment securities                              37,909,290      46,281,768

   Loans                                             199,521,629     178,550,117
     Less allowance for loan losses                    2,609,759       2,395,387
                                                   -------------   -------------
       Net loans                                     196,911,870     176,154,730
   Properties and equipment                            7,316,750       6,228,192
   Accrued interest receivable                         1,833,728       1,891,116
   Other assets                                        6,831,833       6,255,438
                                                   -------------   -------------
       Total assets                                $ 269,668,938   $ 263,864,928
                                                   =============   =============

Liabilities
   Demand deposits                                 $  31,569,179   $  26,708,360
   Interest-bearing demand deposits                   21,352,600      19,359,587
   Savings deposits                                   51,489,408      53,415,745
   Large denomination time deposits                   36,668,682      34,695,733
   Other time deposits                                89,979,474      94,039,723
                                                   -------------   -------------
       Total deposits                                231,059,343     228,219,148

   FHLB Advances                                      12,000,000      10,000,000
   Accrued interest payable                              253,652         264,640
   Other liabilities                                     178,896         780,344
                                                   -------------   -------------
       Total liabilities                             243,491,891     239,264,132
                                                   -------------   -------------

   Commitments and contingencies

Stockholders' equity
   Preferred stock, $25 par value; 500,000
     shares authorized; none outstanding                       -               -
   Common stock, $1.25 par value; 5,000,000
     shares authorized; 1,718,968 shares
     issued and outstanding                            2,148,710       2,148,710
   Surplus                                               521,625         521,625
   Retained earnings                                  23,797,290      21,587,202
   Accumulated other comprehensive income (loss)        (290,578)        343,259
                                                   -------------   -------------
       Total stockholders' equity                     26,177,047      24,600,796
                                                   -------------   -------------
       Total liabilities and stockholders' equity  $ 269,668,938   $ 263,864,928
                                                   =============   =============
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                                Officers
                                --------
Julian L. Givens..................................Chairman of the Board
Jacky K. Anderson.......................................President & CEO
Dennis B. Gambill........................................Vice President
Brenda C. Smith...............................................Secretary
Blake M. Edwards................................Chief Financial Officer

Consolidated Statements of Operations
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

                                     Three Months Ended December 31,    Year Ended December 31,
                                          2004            2003           2004           2003
                                     --------------  -------------   -------------  -------------
Interest income
   Loans and fees on loans            $   3,440,672  $   3,061,387   $  12,985,131  $  11,771,356
   Interest on securities                   395,017        474,683       1,729,116      2,000,501
   Federal funds sold                        46,477         35,892         139,300        245,840
                                      -------------  -------------   -------------  -------------
       Total interest income              3,882,166      3,571,962      14,853,547     14,017,697

Interest expense
   Deposits                                 986,468      1,120,211       3,954,159      5,123,483
   FHLB Advances                            125,028        120,815         519,247        513,639
                                      -------------  -------------   -------------  -------------
       Total interest expense             1,111,496      1,241,026       4,473,406      5,637,122

     Net interest income                  2,770,670      2,330,936      10,380,141      8,380,575

Provision for loan losses                   105,000        120,000         390,000        410,000
                                      -------------  -------------   -------------  -------------
       Net interest income after provision
         for loan losses                  2,665,670      2,210,936       9,990,141      7,970,575
                                      -------------  -------------   -------------  -------------

Other income
   Service charges on deposit accounts      140,649        115,964         549,871        429,135
   Other income                             185,448        178,109         886,866      2,073,894
                                      -------------  -------------   -------------  -------------
       Total other income                   326,097        294,073       1,436,737      2,503,029
                                      -------------  -------------   -------------  -------------

Other expenses
   Salaries and employee benefits         1,076,120        908,173       4,296,445      3,633,502
   Occupancy expense                         70,112         57,978         232,506        169,858
   Equipment expense                        173,183        148,747         638,069        501,658
   Other expense                            596,410        451,635       1,803,265      1,524,492
                                      -------------  -------------   -------------  -------------
       Total other expense                1,915,825      1,566,533       6,970,285      5,829,510
                                      -------------  -------------   -------------  -------------
       Net income before income taxes     1,075,942        938,476       4,456,593      4,644,094

Income taxes                                309,125        258,535       1,215,125      1,305,535
                                      -------------  -------------   -------------  -------------
Net income                            $     250,821  $     448,063   $     981,204  $   1,140,507
                                      =============  =============   =============  =============
       Net income                     $     766,817  $     679,941   $   3,241,468  $   3,338,559
                                      =============  =============   =============  =============
Net income per share                  $         .45  $         .40   $        1.89  $        1.94
                                      =============  =============   =============  =============
Weighted average shares outstanding       1,718,968      1,718,968       1,718,968      1,718,968
                                      =============  =============   =============  =============

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                               Board of Directors
                               ------------------
Julian L. Givens..............................................Retired Physician
Carl J. Richardson......................................................Retired
Jacky K. Anderson........Grayson BankShares, Inc. and The Grayson National Bank
Jean W. Lindsey.............................................Walters' Drug, Inc.
Fred B. Jones............................................................Farmer
Dennis B. Gambill........Grayson BankShares, Inc. and The Grayson National Bank
Jack E. Guynn, Jr.......................................Guynn Enterprises, Inc.
Charles T. Sturgill...............................Grayson County Clerk of Court
J. David Vaughan..............................................Vaughan Furniture
Thomas M. Jackson, Jr..................................................Attorney

                  Member Federal Deposit Insurance Corporation
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